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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2003

UNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-12431 (Commission File Number)	22-3282551 (IRS Employer Identification No.)
64 OLD HIGHWAY 22, CLINTON, NEW JERSEY (Address of principal executive offices)		08809 (Zip Code)

Registrant's telephone number, including area code (908) 730-7630

Item 7. Financial Statements and Exhibits

        The following exhibit is filed with this Current Report on Form 8-K.

EXHIBIT NO.	DESCRIPTION
99.1	President's Message April 21, 2003.

Item 9. Regulation FD Disclosure

        Included with this Current Report on Form 8-K as Exhibit 99.1 is the Registrant's President's Message, the full text of which is incorporated by reference in response to this item.

Item. 12 Results of Operations and Financial Condition

        In accordance with SEC Release No. 33-8216, the information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12 Results of Operations and Financial Condition."

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC. (Registrant)
Dated: May 7, 2003	By:	/s/ JAMES A. HUGHES JAMES A. HUGHES Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	President's Message dated April 21, 2003

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
  Item. 12 Results of Operations and Financial Condition
SIGNATURES
INDEX TO EXHIBITS